MUNIYIELD
CALIFORNIA
INSURED
FUND, INC.







FUND LOGO







Semi-Annual Report

April 30, 1998






This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






MuniYield California Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1998, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.409 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.48%, based on a month-end per share net asset value of $15.04. Over the same period, the total investment return on the Fund's Common Stock was +1.61%, based on a change in per share net asset value from $15.21 to $15.04, and assuming reinvestment of $0.414 per share income dividends.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield of 3.88% for Series A and 3.30% for Series B.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield California Insured Fund, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
For the six months ended April 30, 1998, we managed MuniYield California Insured Fund, Inc. with the intent of sustaining an appealing level of tax-exempt income while simultaneously seeking to achieve an above-average total return. During the period, our portfolio strategy was to maintain a fully invested position and to use any dips in the market to aggressively restructure the Fund, while using market rallies to sell more aggressively structured bonds.

While the overall trend in interest rates for the six-month period ended April 30, 1998 was down, market volatility created a trading range. Interest rates fluctuated rapidly during the period as opinions vacillated on inflation and whether the Federal Reserve Board was going to raise interest rates. Overall, we believed that inflation was not a problem and therefore positioned the Fund to benefit from a decline in interest rates. As a result of this strategy, the Fund had an above-average total return and yield relative to comparable California insured tax-exempt funds.

Looking ahead, we believe that interest rates will continue to fluctuate until a sustained slowdown in the US economy drives them lower. To that end, our strategy will concentrate on extending duration on any market back-ups in order to seek to enhance the total return of the Fund.


In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



May 29, 1998




MuniYield California Insured Fund, Inc.
April 30, 1998




PORTFOLIO INSURANCE

MuniYield California Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investor Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs the benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                  Percent of
S&P Rating/Moody's Rating         Net Assets

AAA/Aaa                             85.5%
AA/Aa                                7.6
A/A                                  1.5
BBB/Baa                              1.5
NR (Not Rated)                       0.5
Other++                              2.3

[FN]
++Temporary investments in short-term municipal securities.




MuniYield California Insured Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the California Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield California Insured Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

California--98.3%
AAA      Aaa       $ 2,000   ABC, California, Unified School District, UT, Series A, 4.75% due
                             8/01/2022 (i)                                                                      $  1,835

AAA      Aaa         1,250   Alameda County, California, COP, Participation Refunding and Capital Projects,
                             5% due 6/01/2022 (b)                                                                  1,193

                             Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                             (Public Improvements Project) (i):
AAA      Aaa        10,000     Senior Series A, 5% due 3/01/2037                                                   9,429
AAA      Aaa        12,485     Sub-Series C, 5.37%** due 9/01/2034                                                 1,732
AAA      Aaa        20,000     Sub-Series C, 5.25%** due 9/01/2035                                                 2,624

AAA      Aaa         2,000   Bay Area, California, Government Association, Tax Allocation Revenue Bonds
                             (California Redevelopment Agency), Series A, 6% due 12/15/2024 (i)                    2,128

AAA      Aaa         1,960   Berkeley, California, Unified School District, UT, Series C, 6.50% due
                             8/01/2019 (b)                                                                         2,174

AAA      Aaa         2,000   Beverly Hills, California, Public Financing Authority, Lease Revenue
                             Bonds, INFLOS, Series A, 7.32% due 6/01/2015 (d)(e)                                   2,105

AAA      Aaa         2,000   Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (d)        2,223

NR*      Aaa        12,000   California Educational Facilities Authority, Student Loan Revenue Bonds
                             (Caledge Loan Program), AMT, 5.55% due 4/01/2028 (b)                                 11,827

                             California HFA, Home Mortgage Revenue Bonds, AMT:
AA-      Aa            195     Series B, 8% due 8/01/2029                                                            202
AA-      Aa          4,220     Series F-1, 7% due 8/01/2026                                                        4,547
AA-      Aa          5,515     Series G, 7.05% due 8/01/2027                                                       5,826
AAA      Aaa         1,675     Series I, 5.75% due 2/01/2029 (d)                                                   1,722

AA-      Aa          1,950   California HFA, Revenue Bonds, RIB, AMT, 9.162% due 8/01/2023 (e)                     2,211

                             California Health Facilities Financing Authority Revenue Bonds:
AAA      Aaa         2,850     (Adventist Health System-West), Series B, 6.50% due 3/01/2011 (d)                   3,039
A1+      VMIG1++     1,100     (Adventist Hospital), VRDN, Series B, 4.10% due 9/01/2028 (a)(d)                    1,100
AAA      Aaa         5,000     RITR, Series 17, 6.37% due 8/15/2030 (d)(e)                                         5,019
A1+      VMIG1++     1,900     Refunding (Sutter/CHS), VRDN, Series B, 4.05% due 7/01/2012 (a)(b)                  1,900
A1+      VMIG1++       400     Refunding (Sutter/CHS), VRDN, Series C, 4.05% due 7/01/2022 (a)(i)                    400
AAA      Aaa         2,750     (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                    2,978

A1+      NR*         2,700   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas
                             and Electric Co.), VRDN, Series C, 4.05% due 11/01/2026 (a)                           2,700




MuniYield California Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

California (continued)
A1       VMIG1++   $   100   California Pollution Control Financing Authority, Resource Recovery
                             Revenue Bonds (Atlantic Richfield Company Project), VRDN, AMT, Series A,
                             4.15% due 12/01/2024 (a)                                                           $    100

                             California Pollution Control Financing Authority, Solid Waste Disposal
                             Revenue Bonds, AMT:
A-       A2          3,000    (Keller Canyon Landfill Company Project), 6.875% due 11/01/2027                      3,274
A1+      VMIG1++       200    (Shell Oil Co.-Martinez Project), VRDN, Series A, 4.05% due 10/01/2024 (a)             200

NR*      Aaa         1,060   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue
                             Bonds (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due
                             12/01/2024 (g)(h)                                                                     1,150

                             California State, GO (c):
AAA      Aaa         5,000     4.75% due 9/01/2023                                                                 4,593
AAA      Aaa         5,000     Refunding, 5% due 2/01/2015                                                         4,916
AAA      Aaa           160     UT, 6.90% due 11/01/2011                                                              182

                             California State Public Works Board, Lease Revenue Bonds (Department of
                             Corrections-State Prisons):
AAA      Aaa         2,000     AMT, 6% due 6/01/2007 (i)                                                           2,176
AAA      Aaa         7,635     Refunding, Series A, 5% due 12/01/2019 (b)                                          7,448

AA       Aa2         1,000   California State Water Department Resources, Water System Revenue Bonds
                             (Central Valley Project), Series O, 4.75% due 12/01/2017                                933

AAA      Aaa         2,000   California Statewide Community Development Authority Revenue Bonds, COP
                             (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(j)                            2,247

AAA      Aaa         3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                             (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)          3,555

AAA      Aaa         7,000   Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                             Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (i)              7,848

AAA      Aaa         5,000   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                             6.50% due 9/01/2022 (c)                                                               5,378

AAA      Aaa         5,000   El Camino, California, Hospital District Revenue Refunding Bonds, Series A,
                             6.25% due 8/15/2017 (b)(k)                                                            5,201

AAA      Aaa         1,000   Fairfield-Suisun, California, Sewer District Revenue Refunding Bonds,
                             Series A, 6.25% due 5/01/2016 (d)                                                     1,065

BBB      Baa         4,625   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                             Prairie-N. Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             4,994

AAA      Aaa         3,750   Los Angeles, California, Community College District, COP, Refunding,
                             Series A, 6% due 8/15/2020 (i)                                                        3,988

AAA      Aaa         7,365   Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT,
                             Series 7, 7.995% due 11/01/2026 (d)(e)                                                9,031

AAA      Aaa         1,460   Los Angeles, California, Unified School District, UT, Series A, 6% due
                             7/01/2012 (c)                                                                         1,615

AAA      Aaa         6,475   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                             Series E, 6.50% due 7/01/2017 (d)                                                     6,958

AAA      Aaa         6,500   Madera County, California, COP (Children's Valley Hospital Project), 4.75%
                             due 3/15/2018 (d)                                                                     6,048

                             Metropolitan Water District, Southern California, Waterworks Revenue
                             Bonds, Series A:
AAA      Aaa        13,465     5% due 7/01/2030 (d)                                                               12,764
AA       Aa2         8,000     5% due 7/01/2037                                                                    7,542
AA       Aa2         4,750     Refunding, 5.75% due 7/01/2021                                                      5,112

AAA      Aaa         4,000   Modesto, California, Irrigation District Financing Authority, Revenue
                             Refunding Bonds (Domestic Water Project), Series D, 4.75% due 9/01/2022 (b)           3,675




MuniYield California Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

California (continued)
AAA      Aaa       $ 4,500   Modesto, California, Public Financing Authority, Lease Revenue Refunding
                             Bonds (Capital Improvements & Refinancing Project), 4.75% due 9/01/2024 (b)        $  4,121

AAA      Aaa         3,340   Monterey County, California, COP (Matividad Medical Improvement Center),
                             Series E, 4.75% due 8/01/2019 (d)                                                     3,083

AAA      Aaa         3,000   Mount Diablo, California, Unified School District, Community Facilities,
                             Special District Number 1 Tax Bonds, 6.30% due 8/01/2022 (b)                          3,239

AA       Aa3         2,000   Mountain View-Los Altos, California, Unified High School District, UT,
                             Series B, 6.50% due 5/01/2017                                                         2,255

AAA      Aaa         3,000   Northern California Public Power Agency, Revenue Refunding Bonds (Hydroelectric
                             Project No. 1), Series A, 6.25% due 7/01/2012 (d)                                     3,236

AAA      Aaa         1,900   Oakland, California, Redevelopment Agency, Refunding Bonds, INFLOS, 7.915% due
                             9/01/2019 (d)(e)                                                                      2,123

AAA      Aaa         4,200   Oakland, California, State Building Authority, Lease Revenue Bonds (Elihu M.
                             Harris), Series A, 5% due 4/01/2023 (b)                                               4,010

AAA      Aaa         2,000   Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)       2,236

AAA      Aaa         1,000   Palm Springs, California, Financing Authority, Lease Revenue Bonds (Convention
                             Center Project), Series A, 6.75% due 11/01/2021 (d)                                   1,088

AAA      Aaa        16,955   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                             11/01/2016 (d)                                                                       18,341

AAA      Aaa         3,500   Poway, California, Unified School District, Special Tax Refunding Bonds
                             (Community Facilities District No. 1), 4.75% due 10/01/2023 (d)                       3,205

AAA      Aaa         4,000   Rancho, California, Water District Financing Authority Revenue Bonds, RITES,
                             6.287% due 9/11/2001 (b)(e)(f)                                                        4,341

                             Richmond, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                             (Harbour), Series A (d):
AAA      Aaa         1,150     5%** due 7/01/2014                                                                    496
AAA      Aaa         1,150     5.05%** due 7/01/2015                                                                 467
AAA      Aaa         1,150     5.10%** due 7/01/2016                                                                 439

A1+      Aa1         1,400   Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                             (Roseville Hospital), VRDN, Series A, 3.95% due 10/01/2014 (a)                        1,400

AAA      Aaa         8,000   Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                             Series A, 5.40% due 11/01/2020 (b)                                                    8,246

                             Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA      Aaa         1,000     Refunding, Series G, 6.50% due 9/01/2013 (d)                                        1,164
AAA      Aaa         7,500     Series K, 5.25% due 7/01/2024 (b)                                                   7,531

AAA      Aaa        10,000   Sacramento County, California, COP, Refunding (Public Facilities Project-
                             Coroner/Crime Lab), 4.75% due 10/01/2027 (b)                                          9,074

AAA      Aaa         7,000   Sacramento County, California, Sanitation District Finance Authority, Revenue
                             Refunding Bonds, 4.75% due 12/01/2023 (d)                                             6,409

                             San Diego, California, IDR:
AAA      Aaa         1,500     RITR, 7.785% due 9/01/2018 (e)                                                      1,717
AAA      Aaa         5,000     Refunding (San Diego Gas and Electric), Series C, 5.90% due 9/01/2018 (i)           5,223

AAA      Aaa        13,000   San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue
                             Refunding Bonds, 4.75% due 7/01/2023 (b)                                             11,944

AAA      Aaa         7,500   San Francisco, California, City and County International Airports Commission,
                             Revenue Refunding Bonds, Second Series, Issue 2, 6.75% due 5/01/2020 (d)              8,283




MuniYield California Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

California (concluded)
                             San Francisco, California, City and County Redevelopment Agency, Lease
                             Revenue Bonds (George R. Moscone Convention Center) (i):
AAA      Aaa       $ 1,200     6.80% due 7/01/2019                                                              $  1,349
AAA      Aaa         2,060     6.75% due 7/01/2024                                                                 2,310

AAA      Aaa         2,000   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                             6% due 10/01/2011 (b)                                                                 2,134

AAA      Aaa         2,300   San Jose, California, Redevelopment Agency, Tax Allocation Bonds (Merged
                             Area), AMT, Series E, 5.85% due 8/01/2027 (d)                                         2,392

AAA      Aaa         4,000   San Mateo County, California, Transportation District, Sales Tax Revenue
                             Refunding Bonds, Series A, 8% due 6/01/2020 (d)                                       5,474

AAA      Aaa         6,945   Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                             Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)               7,979

AAA      Aaa         5,000   Santa Clara, California, Electric Revenue Bonds, Series A, 5% due 7/01/2027 (b)       4,757

AAA      Aaa         1,350   Santa Clara County, COP, Refunding (Capital Project I), 6.25% due 10/01/2016 (b)      1,431

AAA      Aaa         3,540   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                             (VMC Facility Replacement Project), Series A, 7.75% due 11/15/2011 (b)                4,563

AAA      Aaa         1,850   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                             (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (d)               2,003

AAA      Aaa         2,185   Santa Rosa, California, High School District, GO, UT, 6.375% due 5/01/2016 (d)        2,382

AAA      Aaa         1,800   Simi Valley, California, Unified School District, COP (Refunding and
                             Capital Improvement Projects), 5.25% due 8/01/2022 (b)                                1,805

AAA      Aaa         1,500   Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                             Series A, 6.80% due 9/01/2004 (c)(f)                                                  1,721

AAA      Aaa         4,000   Walnut Valley, California, Unified School District, Refunding, UT, Series A,
                             7.20% due 2/01/2016 (d)                                                               4,872


Puerto Rico--0.6%


A        Baa1        2,300   Puerto Rico Commonwealth, Public Improvement Refunding Bonds, 4.50% due
                             7/01/2023                                                                             2,017

Total Investments (Cost--$331,427)--98.9%                                                                        341,767

Other Assets Less Liabilities--1.1%                                                                                3,823
                                                                                                                --------
Net Assets--100.0%                                                                                              $345,590
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(f)Prerefunded.
(g)GNMA Collateralized.
(h)FHLMC Collateralized.
(i)FSA Insured.
(j)CAPMAC Insured.
(k)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$331,426,970) (Note 1a)                         $341,766,907
                    Cash                                                                                         446,192
                    Receivables:
                      Interest                                                             $  5,721,291
                      Securities sold                                                         3,229,412        8,950,703
                                                                                           ------------
                    Prepaid expenses and other assets                                                             12,071
                                                                                                            ------------
                    Total assets                                                                             351,175,873
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,989,464
                      Dividends to shareholders (Note 1e)                                       400,248
                      Investment adviser (Note 2)                                               144,248        5,533,960
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        51,971
                                                                                                            ------------
                    Total liabilities                                                                          5,585,931
                                                                                                            ------------

Net Assets:         Net assets                                                                              $345,589,942
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $100,000,000
                      Common Stock, par value $.10 per share (16,328,873 shares
                      issued and outstanding)                                              $  1,632,887
                    Paid-in capital in excess of par                                        227,673,373
                    Undistributed investment income--net                                      1,391,008
                    Undistributed realized capital gains on investments--net
                    (Note 5)                                                                  4,552,737
                    Unrealized appreciation on investments--net                              10,339,937
                                                                                           ------------
                    Total--Equivalent to $15.04 net asset value per share of
                    Common Stock (market price--$14.8125)                                                    245,589,942
                                                                                                            ------------
                    Total capital                                                                           $345,589,942
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                  $9,432,763
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    862,946
                    Commission fees (Note 4)                                                    125,359
                    Professional fees                                                            39,779
                    Accounting services (Note 2)                                                 30,328
                    Transfer agent fees                                                          28,957
                    Listing fees                                                                 12,011
                    Directors' fees and expenses                                                 11,376
                    Custodian fees                                                                9,808
                    Pricing fees                                                                  7,287
                    Printing and shareholder reports                                              5,539
                    Other                                                                        12,727
                                                                                           ------------
                    Total expenses                                                                             1,146,117
                                                                                                            ------------
                    Investment income--net                                                                     8,286,646
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                          9,873,954
ized Gain           Change in unrealized appreciation on investments--net                                    (12,419,800)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,740,800
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $  8,286,646     $ 17,147,491
                    Realized gain on investments--net                                         9,873,954        3,911,530
                    Change in unrealized appreciation on investments--net                   (12,419,800)       6,470,833
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,740,800       27,529,854
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (6,765,150)     (14,026,322)
(Note 1e):            Preferred Stock                                                        (1,761,900)      (3,330,100)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (8,527,050)     (17,356,422)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,786,250)      10,173,432
                    Beginning of period                                                     348,376,192      338,202,760
                                                                                           ------------     ------------
                    End of period*                                                         $345,589,942     $348,376,192
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,391,008     $  1,631,412
                                                                                           ============     ============

                    See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended             For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                 1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.21   $  14.59  $  14.43  $  12.88   $  15.68
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51       1.05      1.04      1.09       1.10
                    Realized and unrealized gain (loss) on
                    investments--net.                                     (.16)       .63       .17      1.53      (2.81)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35       1.68      1.21      2.62      (1.71)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.41)      (.86)     (.84)     (.84)      (.89)
                      Realized gain on investments--net                     --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.41)      (.86)     (.84)     (.84)      (.91)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                            (.11)      (.20)     (.21)     (.23)      (.18)
                        Realized gain on investments--net                   --         --        --        --         --++
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.11)      (.20)     (.21)     (.23)      (.18)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.04   $  15.21  $  14.59  $  14.43   $  12.88
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $14.8125   $ 15.125  $  13.75  $ 12.625   $  11.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                       .64%+++  16.74%    15.84%    20.01%    (19.71%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.61%+++  10.64%     7.54%    19.81%    (12.06%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .66%*      .66%      .67%      .70%       .68%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               4.80%*     5.01%     5.06%     5.45%      5.34%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $245,590   $248,376  $238,203  $235,603   $210,255
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $100,000   $100,000  $100,000  $100,000   $100,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  45.75%     71.36%    79.39%    83.26%     38.06%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,456   $  3,484  $  3,382  $  3,356   $  3,103
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    476   $    858  $    882  $    912   $    684
Per Share On                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    405   $    807   $   826  $    967   $    788
Outstanding:++++                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




MuniYield California Insured Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.




MuniYield California Insured Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $159,513,587 and $153,578,351, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments              $9,606,742    $10,339,937
Financial futures contracts           267,212             --
                                   ----------    -----------
Total                              $9,873,954    $10,339,937
                                   ==========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,339,937, of which $13,241,498 related to appreciated securities and $2,901,561 related to depreciated securities. The aggregate cost as of April 30, 1998 for Federal income tax purposes was $331,426,970.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.50% and Series B, 3.90%.

As of April 30, 1998, there were 4,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $79,093 as commissions.


5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a capital loss carryforward of approximately $1,004,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065829 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.




MuniYield California Insured Fund, Inc.
April 30, 1998




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIC